UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

SILVER CREST ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39890	98-1559547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Suite 3501, 35/F, Jardine House
1 Connaught Place, Central
Hong Kong
(Address of principal executive offices)	(Zip Code)

+852 2165-9000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SLCRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	SLCR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SLCRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 30, 2022, Silver Crest Acquisition Corporation, a Cayman Islands exempted company (“Silver Crest”), entered into Amendment No. 4 (the “Amendment”) to the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”), dated August 13, 2021, by and among Silver Crest, TH International Limited, a Cayman Islands exempted company (“THIL”), and Miami Swan Ltd, a Cayman Islands exempted company and wholly owned subsidiary of THIL (“Merger Sub”), as amended on January 30, 2022, March 9, 2022 and June 27, 2022, pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, (i) Merger Sub is to merge with and into Silver Crest (the “First Merger”), with Silver Crest surviving the First Merger as a wholly owned subsidiary of THIL, and (ii) Silver Crest is to merge with and into THIL (the “Second Merger” and together with the First Merger, the “Mergers”), with THIL surviving the Second Merger, as described in the Current Report on Form 8-K/A filed by Silver Crest with the Securities and Exchange Commission (the “SEC”) on August 19, 2021, and attached thereto as Exhibit 2.1.

Pursuant to the Amendment, Silver Crest, THIL and Merger Sub have agreed to extend the Termination Date (as defined in the Merger Agreement) to September 30, 2022, after which either Silver Crest or THIL may terminate the Merger Agreement.

Silver Crest, THIL and Merger Sub expect to consummate the transactions (the “Transactions”) contemplated by the Merger Agreement following the satisfaction or waiver of the conditions to closing under the Merger Agreement, as described in the definitive proxy statement/prospectus of Silver Crest, which was filed with the SEC on July 21, 2022 (the “Proxy Statement”). As described further in the Proxy Statement, there can be no assurance as to whether or when all of the closing conditions will be satisfied or waived.

This description is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K/A filed by Silver Crest with the SEC on August 19, 2021, and the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Item 8.01. Other Events

Silver Crest has determined to allow holders of Silver Crest’s Class A ordinary shares to reverse their election to have their shares of Silver Crest’s Class A ordinary shares redeemed until 5:00 p.m. Eastern Time on September 16, 2022. There can be no assurance, however, that holders will request to change their election to redeem their shares or that the final number of shares redeemed will decrease as a result. Holders should refer to the relevant risk factors and other disclosure in the Proxy Statement prior to making a decision with respect to reversing redemptions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Amendment No. 4 to Agreement and Plan of Merger, dated as of August 30, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between THIL and Silver Crest. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Without limiting the generality of the foregoing, the forward-looking statements in this Current Report on Form 8-K include descriptions of the expected consummation of the proposed transaction between THIL and Silver Crest. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Silver Crest’s securities, (ii) the risk that the transaction may not be completed by Silver Crest’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Silver Crest, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on THIL’s business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of THIL and potential difficulties in THIL employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against THIL or against Silver Crest related to the Merger Agreement or the proposed transaction, (ix) the ability to obtain approval for listing or maintain the listing of THIL’s securities on a national securities exchange, (x) the price of Silver Crest’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which THIL operates, variations in operating performance across competitors, changes in laws and regulations affecting THIL’s business, THIL’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the proposed transactions or on the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Proxy Statement and other documents filed by Silver Crest from time to time with the SEC, including but not limited to in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Silver Crest’s annual report on Form 10-K for the year ended December 31, 2021. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and THIL and Silver Crest assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither THIL nor Silver Crest gives any assurance that either THIL or Silver Crest, or the combined company, will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2022	SILVER CREST ACQUISITION CORPORATION

	By:	/s/ Ho Cheung
	Name:	Ho Cheung
	Title:	Chief Executive Officer